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                                                                 EXHIBIT 10.38

                        EXTENSION OF EMPLOYMENT AGREEMENT

         THIS EXTENSION AGREEMENT is made and entered into this 26th day of October, 1998, by and between HARVEYS CASINO RESORTS, a Nevada corporation, hereinafter referred to as "Harveys", and GARY ARMENTROUT, hereinafter referred to as "Employee", as follows:

                             W I T N E S S E T H:

         WHEREAS, Harveys and Employee did, on the 9th day of May, 1995, entered into an Employment Agreement (the "Agreement"); and

         WHEREAS, Harveys and Employee did on the 23rd day of August, 1996, extend the term of employment for an additional one (1) year from May 8, 1997 to and including May 8, 1998; and

         WHEREAS, Harveys and Employee did on the 9th day of September, 1997, extend the terms of employment for an additional one (1) year from May 8, 1998 through and including May 8, 1999; and

         WHEREAS, Harveys and the Employee desire to extend the term of employment;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree to extend the term of employment of an additional one (1) year period, from May 8, 1999 through and including May 8, 2000.

         Executed the day and year first above written.

                                   EMPLOYEE:

                                   /s/ Gary Armentrout
                                   -------------------------------------------
                                   Gary Armentrout

                                   EMPLOYER:

                                   HARVEYS CASINO RESORTS, a Nevada corporation

                                   By:    /s/ Charles W. Scharer
                                          -------------------------------------
                                          CHARLES W. SCHARER
                                          President/CEO